SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: April 16, 2001

                           THERMALTEC INDUSTRIES CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                   000-30734                11-3255619
   (State of Incorporation)    (Commission File Number)    (IRS Employer
                                                            Identification #)




                  76 North Broadway, Hicksville, New York 11501
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  516.931.5700
                    ----------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         The Company has moved its Office to 76 North Broadway, Third Floor, Hicksville, New York 11501. The new location provides substantially more space to operate, as well as being centrally located to major highways and mass transit.


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS



ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable



EXHIBITS

         None

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Andrew B. Mazzone
         ---------------------------------
         Andrew B. Mazzone
         CEO,  President

         Date:    April 23, 2001